                                                                    EXHIBIT 25.1

================================================================================
                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                              SECTION 305(b)(2) [ ]

                           ---------------------------

                    THE BANK OF NEW YORK TRUST COMPANY, N.A.
               (Exact name of trustee as specified in its charter)

                                                       95-3571558
(State of incorporation                                (I.R.S. employer
if not a U.S. national bank)                           identification no.)

700 South Flower Street
Suite 500
Los Angeles, California                                90017
(Address of principal executive offices)               (Zip code)


                           ---------------------------

                          The Majestic Star Casino, LLC
               (Exact name of obligor as specified in its charter)

Indiana                                                43-1664986
(State or other jurisdiction of                        (I.R.S. employer
incorporation or organization)                         identification no.)

                     The Majestic Star Casino Capital Corp.
               (Exact name of obligor as specified in its charter)

Indiana                                                35-2100872
(State or other jurisdiction of                        (I.R.S. employer
incorporation or organization)                         identification no.)

                      Majestic Star Casino Capital Corp. II
               (Exact name of obligor as specified in its charter)

Indiana                                                20-3879309
(State or other jurisdiction of                        (I.R.S. employer
incorporation or organization)                         identification no.)

                           Barden Colorado Gaming, LLC
               (Exact name of obligor as specified in its charter)

Colorado                                               91-2118674
(State or other jurisdiction of                        (I.R.S. employer
incorporation or organization)                         identification no.)

                         Barden Mississippi Gaming, LLC
               (Exact name of obligor as specified in its charter)

Mississippi                                            62-1868783
(State or other jurisdiction of                        (I.R.S. employer
incorporation or organization)                         identification no.)

                    Buffington Harbor Parking Associates, LLC
               (Exact name of obligor as specified in its charter)

Delaware                                               35-2118254
(State or other jurisdiction of                        (I.R.S. employer
incorporation or organization)                         identification no.)

                        Buffington Harbor Riverboats, LLC
               (Exact name of obligor as specified in its charter)

Delaware                                               35-1965780
(State or other jurisdiction of                        (I.R.S. employer
incorporation or organization)                         identification no.)


                        The Majestic Star Casino II, Inc.
               (Exact name of obligor as specified in its charter)

Delaware                                               20-3910927
(State or other jurisdiction of                        (I.R.S. employer
incorporation or organization)                         identification no.)

301 Fremont Street, 12th Floor
Las Vegas, Nevada                                      89101
 (Address of principal executive offices)              (Zip code)

                           ---------------------------

                      9-1/2% Senior Secured Notes due 2010
                       (Title of the indenture securities)

================================================================================

1.       GENERAL INFORMATION. FURNISH THE FOLLOWING INFORMATION AS TO THE
         TRUSTEE:

         (a) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.


                       Name                                                        Address
---------------------------------------------------------------- --------------------------------------------
        Comptroller of the Currency
        United States Department of the Treasury                 Washington, D.C. 20219

        Federal Reserve Bank                                     San Francisco, California 94105

        Federal Deposit Insurance Corporation                    Washington, D.C. 20429

         (b)      WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

         Yes.

2.       AFFILIATIONS WITH OBLIGOR.

         IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

         None.

16.      LIST OF EXHIBITS.

         EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7A-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND 17 C.F.R. 229.10(d).

         1. A copy of the articles of association of The Bank of New York Trust Company, N.A. (Exhibit 1 to Form T-1 filed with Registration Statement No. 333-121948).

         2. A copy of certificate of authority of the trustee to commence business. (Exhibit 2 to Form T-1 filed with Registration Statement No. 333-121948).

         3. A copy of the authorization of the trustee to exercise corporate trust powers. (Exhibit 3 to Form T-1 filed with Registration Statement No. 333-121948).

         4. A copy of the existing by-laws of the trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 333-121948).

         6. The consent of the trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 333-121948).

         7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                    SIGNATURE


         Pursuant to the requirements of the Act, the trustee, The Bank of New York Trust Company, N.A., a banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of Los Angeles, and State of California, on the 18th day of May, 2006.


                                    THE BANK OF NEW YORK TRUST
                                    COMPANY, N.A.

                                    BY: /S/    MELONEE YOUNG
                                        ----------------------------------------
                                    NAME:  MELONEE YOUNG
                                    TITLE: VICE PRESIDENT

                                                                       EXHIBIT 7

                       Consolidated Report of Condition of
                    THE BANK OF NEW YORK TRUST COMPANY, N.A.
          of 700 South Flower Street, Suite 200, Los Angeles, CA 90017

         At the close of business December 31, 2005, published in accordance with Federal regulatory authority instructions.


                                                                                                         Dollar Amounts
                                                                                                          in Thousands
                                                                                                         --------------
ASSETS

Cash and balances due from
         depository institutions:
         Noninterest-bearing balances
           and currency and coin............................................................................  9,859
         Interest-bearing balances..............................................................................  0
Securities:
         Held-to-maturity securities............................................................................ 70
         Available-for-sale securities.....................................................................  62,079
Federal  funds sold and securities purchased under agreements to resell:
         Federal funds sold ...............................................................................  38,000
         Securities purchased under agreements to resell..................................................  105,100
Loans and lease financing receivables:
         Loans and leases held for sale.........................................................................  0
         Loans and leases,
           net of unearned income............................................   0
         LESS: Allowance for loan and
           lease losses......................................................   0
         Loans and leases, net of unearned
           income and allowance ................................................................................  0
Trading assets..................................................................................................  0
Premises and fixed assets (including
         capitalized leases)................................................................................  4,113
Other real estate owned........................................................................................   0
Investments in unconsolidated
         subsidiaries and associated
         companies..............................................................................................  0
Customers' liability to this bank
         on acceptances outstanding.............................................................................  0
Intangible assets:
      Goodwill   ...........................................................................................265,964
      Other Intangible Assets ...............................................................................16,292
Other assets...............................................................................................  39,519
                                                                                                            -------
Total assets.............................................................................................. $540,996
                                                                                                           ========

LIABILITIES

Deposits:
         In domestic offices................................................................................  7,729
         Noninterest-bearing.......................................................................  7,729
         Interest-bearing..........................................................................  0
Not applicable
Federal  funds purchased and securities sold under agreements to repurchase:
         Federal funds purchased................................................................................  0
         Securities sold under agreements to repurchase.........................................................  0
Trading liabilities.............................................................................................  0
Other borrowed money:
         (includes mortgage indebtedness
         and obligations under capitalized
         leases)...........................................................................................  58,000
Not applicable
Bank's liability on acceptances
           executed and outstanding.............................................................................  0
Subordinated notes and debentures...............................................................................  0
Other liabilities..........................................................................................  68,953
Total liabilities........................................................................................  $134,682
                                                                                                            =======
Minority interest in consolidated subsidiaries..................................................................  0

EQUITY CAPITAL

Perpetual preferred stock and related surplus.....................................................................0
Common stock................................................................................................  1,000
Surplus (exclude all surplus related to preferred stock)..................................................  321,520
Retained earnings..........................................................................................  84,070
Accumulated other comprehensive
         income..............................................................................................  -276
Other equity capital components.................................................................................  0
Total equity capital....................................................................................   $406,314
                                                                                                           --------
Total liabilities, minority interest, and equity capital..............................................     $540,996
                                                                                                          =========


         I, William J. Winkelmann, Vice President of the above-named bank do hereby declare that the Reports of Condition and Income (including the supporting schedules) for this report date have been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and are true to the best of my knowledge and belief.

          William J. Winkelmann )       Vice President


         We, the undersigned directors (trustees), attest to the correctness of the Report of Condition (including the supporting schedules) for this report date and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.


         Michael K. Klugman, President       )
         Michael F. McFadden, MD             )        Directors (Trustees)
         Frank P. Sulzberger, Vice President )


                                       2